Gains on Derivatives (Tables)	12 Months Ended
Jun. 30, 2018
Gains (losses) on change in fair value of derivatives [abstract]
Schedule of Gains on Derivatives

	US dollar
Figures in million	2018	2017	2016

Derivative gain[1]	11	81	30
Hedge ineffectiveness	—	1	—
Day one loss amortisation	(3)	(7)	—

Total gains on derivatives	8	75	30

[1] Relates primarily to foreign exchange collars (refer to note 20).